Contingencies and Commitments	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCIES AND COMMITMENTS

19.    CONTINGENCIES AND COMMITMENTS

The Company is involved in various legal claims and actions arising in the normal course of the Company’s operations. Although the outcome of these claims cannot be predicted with certainty, the Company does not expect these matters to have a material adverse effect on the Company’s financial position, cash flows or results of operations.

Commitments

The Company does not have any commitments to purchase raw materials at specific prices under any supplier contracts. The Company is committed to pay approximately $1,100 for the year 2023 insurance coverage. Additionally, see Note 11 for information on the Company’s debt obligations.